LICENSE AGREEMENT

     This Agreement made this 24th day of April, 2003 between Verdisys, Inc., a California Corporation ("Licensee"), and Carl Landers of 141 South Union Street, Madisonville, Kentucky 42431, (herein referred to as "Landers").

                                    RECITALS

     WHEREAS, Landers has the rights to license the proprietary well enhancement techniques and device developed by Carl W. Landers of Madisonville, Kentucky, known as the Landers Horizontal Drill (the technology embodying the patented method and apparatus); which technology is designed principally for the purpose of stimulating and enhancing oil and gas well production by opening lateral channels extending radially from the wellbore; and

     WHEREAS, Landers has also developed proprietary techniques and methods for the utilization of the Technology (hereinafter "Trade Secrets"); and

     WHEREAS, Licensee is in the oil and gas business and desires to obtain the right to market and to use the Technology and Trade Secrets within the United States of America and Canada; and

     WHEREAS, Landers desires to confer upon Licensee such right to market and to use the Technology and Trade Secrets pursuant to Landers' receipt of the consideration described below and subject to the terms and conditions described herein; and

     WHEREAS, Licensee agrees and acknowledges that the Technology consists of Downhole Equipment, which is more fully described in attached Exhibit "A" and made a part of this Agreement by incorporation; and

     WHEREAS, Licensee agrees and acknowledges that it will obtain and supply its own surface equipment and will purchase downhole equipment exclusively from Landers; and

     WHEREAS, Licensee agrees and acknowledges that the Landers Horizontal Drill Downhole Technology consisting of the following equipment: the riser, nozzle(s), downhole motor(s) with wing, drill bit(s), flex shaft(s), 4" elbow(s), 5" elbow(s), 7" elbow(s), one way valve(s), filter(s), hose(s), (as listed in Exhibit "A") and any Downhole Equipment now in research and development or developed by any person, including Licensee, in the future for use with the Technology or in or on the Downhole Equipment, shall always remain the sole and exclusive property of Carl Landers, regardless of who designs, develops or pays to have it built manufactured, or fabricated; and

     WHEREAS, Licensee agrees and acknowledges that the annual license fee covers use only of the Downhole Equipment and not ownership of it; and

     WHEREAS, Licensee agrees and acknowledges that neither it, nor any affiliated entity or person shall ever obtain any ownership interest or right in the Landers Horizontal Technology or trade secrets by virtue of the payment of any fee; and

     WHEREAS, upon termination of this Agreement, Licensee will cease from further use of the Downhole Equipment and return all Downhole Equipment to Landers; and

     NOW, THEREFORE, in consideration of the forgoing "Recitals", which are a material part of this Agreement, and the rights, obligations and interests included under this Agreement, both parties agree as follows:

1.   Grant of License.  Landers  hereby  grants to Licensee and Licensee  hereby
     -----------------
accepts from Landers a license to use the Downhole Equipment, Technology, products patented method and apparatus, and Trade Secrets, hereinafter referred to collectively as the "Landers Horizontal Technology", during the term hereof for the purposes and within the geographical area set forth herein, and subject to the terms and conditions hereof (referred to herein as either the "License" or the "Agreement"). "Licensee" shall include Licensee, its employees, officers agents, affiliated entities, and/or any sub-licensee. Landers shall retain all rights for self-use and joint venture projects within the Licensed Area. For purposes of this Agreement, the term "joint venture" shall mean any business relationship with any third party with the sole intention of such business the extraction, injection, and/or exploitation of oil, natural gas reserves, or other fluids or substances. Landers shall not Joint Venture with any "Fortune 1000" or "Global 2000" company or any existing Verdisys, Inc., customers within the Licensee's Area. Nothing in this Agreement shall limit Landers from demonstrating the efficacy of the Technology within the Licensee's Area for a fee from a joint venturer.

2.   Area. Subject to the terms and conditions hereof, the License shall entitle
     -----
Licensee to use the Landers Horizontal Technology, during the term hereof only within the United States of America and Canada, ("Area"). The Area of Licensee is exclusive to Licensee except for the CRDC license, the contested Sideways, LLC license, and self use and joint venture rights set out in pragraph #1.

3.   License  Fee.  License  fee  shall be  $2,750,000.00  plus 10% of the gross
     -------------
revenue paid to Licensee as a Service Company and 10% of any revenue derived from any sub-licensee of Licensee or in any way affiliated with Licensee.

     A. The License fee shall be paid as follows: $25,000.00 earnest money paid upon signing of the Letter Agreement. $75,000.00 upon signing of the License Agreement. The balance of $2,650,000.00 plus 8% interest will be paid according to the payment schedule listed in Exhibit "B" and made a part of this Agreement by incorporation. Additionally Licensee will pay to Landers as its License/Royalty Fees, 10% of the gross revenues derived from any and all agreements, sub-license(s), and work (either service or self use) in which the Landers Horizontal Technology is utilized in any form, in total or in part, in the Licensee's Area.

     B. Any Attempt to transfer or alienate any rights to utilize or promote the Landers Horizontal Technology in any way by any entity or person so as to defeat, diminish, extinguish, bankrupt, or in any way adversely affect the fees to be paid to Landers shall cause this Agreement/License to immediately terminate, and all rights to the development, promotion, or utilization of the Landers Horizontal Technology shall be immediately terminated and shall return and be vested without limitation to Landers with no further rights or interests in or to Licensee.

     C. The License Fees are to be paid by the 10th of each month following Licensee's receipt of payment for services rendered to customer on wells in which Licensee has no interest.

     D. Licensee shall compute and pay fees paid for wells in which it has an interest at the actual rate charged or at its highest for service rate, which ever is the greater.

     E. Failure to make monthly payments when such are due for one month shall constitute cause to terminate this License. Provided however, Licensee shall have an additional 30 (thirty) day grace period to make Royalty Payments after the date such payments are due in which to cure the failure to make the payment on a timely basis, and further provided however, any Royalty payment made after the date due shall incur additional interest at the rate of 21% (twenty one percent) per annum. The aforementioned grace period does not extend to the initial License Fees listed on Exhibit "B".

     F. Licensee, at its option, may select a Certified Public Accountant (not affiliated with or in the employ of Licensee) to conduct an annual audit of the records of Licensee for the purpose of ascertaining that payments are being made in the proper amount and on a timely basis. All costs and expenses of the audit shall be paid by Licensee, not to be more than $15,000.00 per year.

     G. Penalty: If the audit or any other review of the books and accounts of Licensee discloses that material discrepancies or deficiencies exist in the book and records of Licensee or that Licensee has failed to pay as much as twenty five percent (25%) of revenues when due, such shall constitute cause to terminate this License Agreement by Landers

4.   Training of Licensee Personnel:
     ------------------------------

     A. Licensee shall have at least one (1) of its personnel trained by Landers.

     B. Landers will provide training for Licensee personnel for a fee of $5,000.00 per well.

     C.   Initial  training  of  Licensee  Personnel  will be within  the United
States.

5.   Equipment, Maintenance and Replacement Parts.
     ---------------------------------------------

     A. Licensee is solely responsible for the building of the surface equipment necessary for the utilization of the Landers Horizontal Drill Technology.

          i. The costs and expenses associated with the building of the surface equipment will be borne solely by Licensee or by its sub-licensee.

          ii. Licensee will purchase all downhole equipment necessary from Landers. The cost for the downhole equipment shall be in addition to all other license fees, costs and expenses.

          iii. The above mentioned costs for surface equipment and downhole equipment are in addition to any Licensee Fees to be paid by Licensee.

     B. Landers will provide to Licensee information necessary for the building of the surface equipment.

     C.   Licensee  is  solely   responsible   for  the  cost  and  expenses  of
maintenance, repair, and replacement parts for all Surface Equipment and all Downhole Equipment.

6.   Term. This Agreement shall become effective upon execution by both parties.
     -----
It shall continue in duration and until termination as expressly provided herein.

7.   Termination.
     ------------

     A.   This Agreement may be terminated by mutual consent of both parties.

     B. Either party may terminate this Agreement for cause upon sixty (60) days written notice. After receipt of such notice, the party at fault shall have sixty (60) days to rectify or cure the failure(s). If the party's failure to cure is for a reason beyond such party's control, then such period shall be extended so long as such party is in good faith attempting to cure such failure. Termination for cause is defined as Landers or Licensee's failure or continuing failure to meet the material terms of this Agreement or Licensee's failure to pay License Fees in a timely manner or for discrepancies discovered in an audit in excess of 25% of the fees due.

     C. Landers may also immediately terminate this Agreement, by written notice of termination if:

          i. Licensee ceases doing business or discontinues Licensee's Service Company, or discontinues Licensee's Licensing Company .

          ii. Licensee attempts to assign or sub-license the right to use the Landers Horizontal Technology except as set forth in this agreement. Licensee has the right to sub-license the use of the Landers Horizontal Technology within the Licensee's Area.

          iii. Licensee assigns this Agreement for the benefit of creditors.

          iv. Licensee admits insolvency, or Licensee becomes unable to pay its obligations as they become due;

          v. Any voluntary or involuntary proceedings are instituted by or against Licensee under bankruptcy or insolvency laws or for corporate reorganization, or for a receivership, or for the dissolution of Licensee and such involuntary proceedings are not resolved within the earlier of six (6) months or the end of the effective term;

          vi. Licensee commits any material act of fraud or dishonesty, such act to be adjudicated by final judgment of a court of competent jurisdiction.

     D. Good faith termination under this Agreement shall not impose any liability on Landers or Licensee under the provisions of this Agreement. It is further agreed by Licensee that Licensee will immediately advise Landers in writing of the occurrences of any event specified in this section.

     E. Upon termination of this Agreement, Licensee shall immediately cease to represent itself as an Landers licensee, cease to use the Landers corporate name and or any Landers trademark, or any near resemblance of such name or trademark, as in the reasonable opinion of Landers bears such near resemblance to any name and/or trademark of Landers as might deceive customers or create confusion. In addition, Licensee shall immediately return to Landers all licensed Equipment, including Downhole Equipment now in research and development or developed in the future, for use in, on, or with the Landers Horizontal Technology, whether developed by Landers, licensee or any other person or entity regardless of where located.

     F.   Licensee  agrees  that  all  License  Fees  are   nonrefundable   upon
termination of this Agreement.

8.   Performance.  Licensee shall use  reasonable  efforts to promote the use of
     ------------
the Landers Horizontal Technology by the Service Company in all portions of the Area in which Licensee is authorized to use the Landers Horizontal Technology.

     A. The Licensee will make available to any and all sub-licensee a model of the "Work Order Contract - Pre Treatment Data" form and "General Terms and Conditions" form as provided to Licensee by Landers.

     B. Licensee shall maintain accurate and complete well data information with respect to its use of the Landers Horizontal Technology. Such records shall be kept in such form as is customary in the industry. Licensee shall make the originals of such records available to Landers, Landers' employees, agents or representatives during regular business hours and shall send to Landers, at Licensee's expense, copies of any such records as Landers may from time to time reasonably request.

9.   Intellectual Property.
     ----------------------

     A. This Agreement shall not be construed to give Licensee any inchoate, vested or future right, title, or interest in any of the patents, licenses, trademarks, or copyrighted material that Landers now has or may acquire with respect to the Landers Horizontal Technology, or any improvement, modification, or change in the method, apparatus, equipment, or process regardless of by whom it is made, except to the extent and in the manner, time, and places that

Licensee is authorized and permitted to use the Landers Horizontal technology as provided by the provisions of this Agreement. Licensee agrees that neither it nor any other entity or persons associated or affiliated with it shall acquire any pantentable, proprietary or property rights or interest in any of the Landers Horizontal Technology as it previously existed, as it presently exists, or as it may be modified, developed, refined, changed in the future, regardless of by whom, all of which shall always remain the sole and exclusive property of Landers

     B. Grantback. Licensee agrees that any changes, improvements, or modifications in the method, apparatus, equipment, and/or process which Licensee makes or has made shall belong exclusively to Landers, and that Landers has full rights to patent, incorporate and utilize such changes or improvements into the Landers Horizontal Technology.

10.  LIMITATION AND DISCLAIMER OF DAMAGES AND EXCLUSION OF WARRANTIES.
     -----------------------------------------------------------------

     A. LANDERS SHALL NOT BE LIABLE TO LICENSEE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST OR
ANTICIPATED PROFITS, OF ANY NATURE WHATSOEVER. IN NO EVENT SHALL LANDERS BE LIABLE TO LICENSEE FOR ANY CLAIM OF ANY KIND RESULTING FROM ANY PERFORMANCE, NON-PERFORMANCE, OR BREACH OF THIS AGREEMENT OR OF THE LANDERS HORIZONTAL TECHNOLOGY. LANDERS SPECIFICALLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESSED OR IMPLIED BY LAW, OR BY AFFIRMATION, PROMISE, DESCRIPTION OR SAMPLE, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, USAGE OR TRADE, OR FITNESS FOR A PARTICULAR PURPOSE.

11.  WARNING OF INHERENT RISKS
     -------------------------

     A. IT IS EXPRESSLY RECOGNIZED AND ACKNOWLEDGED THAT THE LANDERS HORIZONTAL TECHNOLOGY IS OPERATED UNDER VERY HIGH PRESSURES AND THAT THERE ARE INHERENTLY AND EXTREMELY DANGEROUS RISKS INVOLVED IN OPERATING THE TECHNOLOGY OR ANY EQUIPMENT UTILIZING HIGH PRESSURES. THE PRESSURES GENERATED BY THE TECHNOLOGY ARE CAPABLE OF CUTTING THROUGH AND PENETRATING ROCK, METAL, CLOTHING, SKIN, BONE, AND PROTECTIVE CLOTHING AND GLASSES OR GOGGLES, AND THAT SUCH MAY CAUSE SERIOUS INJURY OR DEATH. ALSO, THE DRILLING AND BLASTING OF OIL AND GAS WELLS AND CHANNELS CAN CAUSE OR CREATE PUNCTURES OR LEAKS IN THE EQUIPMENT, WHICH CAN ALLOW FLUID UNDER EXTREMELY HIGH PRESSURES TO ESCAPE, WHICH CAN CAUSE SERIOUS INJURY OR DEATH. LICENSEE SHALL HOLD LANDERS HARMLESS FROM ANY DEATH OR INJURY TO PERSONS OR PROPERTY ARISING OUT OF OR RESULTING FROM THE USE OF THE TECHNOLOGY, OR FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LICENSEE OR LICENSEE'S PERSONNEL.

12.  No Agency Created.
     ------------------

     A. For the protection of both Landers and Licensee, the relationship created by this Agreement between Landers and Licensee is not that of principal and agent, and under no circumstances shall either party be considered an agent of the other.

     B. Licensee is and shall remain an independent contractor and Licensee alone shall be answerable for any loss or damage caused by it or its employees or agents. Licensee may indicate in its advertising and on its stationery that it is an authorized Landers licensee, provided that Licensee clearly understands and states that it is separately owned and operated.

     C. Landers does not authorize Licensee to represent itself as Landers, or does Landers authorize Licensee to pledge the credit of Landers or enter into any contract for Landers, nor does Landers convey to Licensee any property interest in Landers name, trademarks, or patents.

13.  Assignment.
     -----------

     A.   This  Agreement may not be assigned by Licensee  except as provided in
Section 7 Subsection - C- ii.

     B. This Agreement may be assigned by Landers to any party, provided that Landers provides ten (10) days written notice to Licensee of such assignment and requires the assignee to assume all Landers' responsibilities arising under this Agreement.

14.  Former  Agreement.  Except as stated herein,  all prior or  contemporaneous
     ------------------
written or oral statement, arrangements, or agreements regarding the License are merged into and superseded by this Agreement.

15.  Severability.  If any provision of this  Agreement is held to be invalid or
     -------------
unenforceable or is not enforced, this Agreement shall be considered divisible as to such provisions and the remainder of the Agreement valid and binding as though such provision were not included in this Agreement.

16.  Change of Design.
     -----------------

     A. Landers reserves the right to change the design of its products at any time it is deemed necessary. Landers is not to be held responsible for making such design changes on the Landers Horizontal Technology or Downhole Equipment constructed and/or shipped by Landers prior to the incorporation of such design changes. Licensee will be notified of design enhancements to the Landers Horizontal Technology within ninety (90) days of completion of development and the design enhancements be made available to Licensee. The rights to these design enhancements will be subject to the covenants of this agreement.

     B. In the same manner Licensee shall make all design changes made by any person or entity affiliated with or associated with Licensee, or with any sub-licensee that Licensee is affiliated with, available to Landers, and it shall be the sole property of Landers.

17.  Prevailing  Law and  Jurisdiction.  This  Agreement  shall be construed and
     ----------------------------------
interpreted in accordance with the laws of the Commonwealth of Kentucky. Jurisdiction for any dispute arising out of any term or matter related to this License and any sub-licenses shall be the courts of Kentucky.

18.  Force  Majeure.  Neither  party  shall be liable for failure to perform its
     ---------------
part of this Agreement when the failure is due to fire, floods, strikes, or other industrial, disturbances, inevitable accident, war, riot, insurrection, act of terrorism or other causes beyond the control of the party claiming force majeure. The party most affected shall act diligently to remove the force majeure condition at the earliest practicable time. In no event shall financial inability to pay be considered force majeure; nor shall force majeure excuse any party's obligation to pay pursuant to this Agreement, any sums for which such party became obligated prior to the occurrence of the force majeure event.

19.  Compliance with Law.
     --------------------

     A. Licensee agrees that it will not violate any applicable law or regulation of any country, state, or political subdivision thereof in performing or purporting to perform any act arising out of or in connection with this Agreement.

     B. Pursuant to the above-stated obligation, Licensee agrees to maintain such records as required by applicable laws and regulations and to provide all written assurances required by Landers in connection with such laws and regulations.

20.  Environmental and Occupational Regulations.  It is Licensee's obligation to
     -------------------------------------------
insure that all environmental and work place regulations applicable to Licensee, either Federal, State or local, are adhered to and that any conditions set by environmental or occupational regulatory agencies such as EPA or OSHA are met by Licensee.

21.  Indemnification.
     ----------------

     A. Licensee agrees to hold Landers harmless and to indemnify and defend Landers for all claims, loses and liabilities ("Losses") that may occur as the result of Licensee's acts or omissions under this Agreement or otherwise, or arising out of or resulting from the use proper or improper, of the Landers Horizontal Technology, or from the negligence or willful misconduct of Licensee or Licensee's personnel, or of its sub-licensee or assignee.

     B. ATTORNEY FEES. THE SUCCESSFUL PARTY IN ANY LITIGATION SHALL RECOVER ITS ATTORNEY FEES AND RELATED LITIGATION EXPENSES, INCLUDING TIME AND TRAVEL. IN THE EVENT OF THIRD PARTY LITIGATION INVOLVING THIS AGREEMENT, OR THE USE OF THIS TECHNOLOGY, IF IT IS ADJUDICATED THAT ONE OF THE PARTIES OF THIS AGREEMENT IS AT

FAULT, THE OTHER PARTY SHALL BE INDEMNIFIED BY THE THIRD PARTY AT FAULT FOR ITS REASONABLE ATTORNEY FEES, COSTS, AND LITIGATION RELATED EXPENSES, INCLUDING TIME AND TRAVEL EXPENSES.

22.  No Liability on  Termination.  The right to  termination  of this Agreement
     -----------------------------
pursuant to the provisions of this Agreement is absolute and Landers shall not incur any liability by reason of such termination. Licensee shall release Landers from damages and from any claim of any nature (including but not limited to damages sustained on account of loss of prospective commission or profits, or on investments, contracts, leases, or other commitments) resulting from or arising out of such termination, provided, however, that nothing in this section shall be construed as a release of any obligation that shall have accrued prior to the effective date of such termination and that is preserved pursuant to this Agreement.

23.  Notices.  Any notice  provided for or concerning this agreement shall be in
     --------
writing and shall be deemed sufficiently given when either personally delivered or mailed by certified or registered mail to the address of each party as provided below. The address of either party may be changed by giving written notice of such change to the other party. Notices may also be given by such other means as are acceptable to and agreed upon by the parties to this Agreement.

     A.   Notices sent to Landers shall be addressed as follows:

                    Mr. Carl W. Landers
                    141 S. Union Street
                    Madisonville, Kentucky 42431

     B.   Notices sent to Licensee shall be addressed as follows:

                    Verdisys Inc.
                    25025 I-45 North, Suite 530
                    The Woodlands, TX

24.  Confidentiality.  Information furnished by Landers to Licensee with respect
     ----------------
to the Downhole Equipment and its application, installation, operation and repair that is designated by Landers as confidential and proprietary and shall be held by Licensee in confidence during the term of this Agreement and for ten
(10) years thereafter. Upon the effectiveness of termination of this License, all such confidential and proprietary information, including all copies of such information, and any other information not specifically designated by Landers for release to the public that may come into the possession of the Licensee during the term of this Agreement, including all copies of such information, shall be delivered by Licensee to Landers when requested to do so by Landers without making or retaining copies or excerpts of such information.

25.  Disclaimer.  IN NO EVENT SHALL  LANDERS or LICENSEE BE LIABLE TO EACH OTHER
     -----------
FOR  INDIRECT,  SPECIAL  OR  CONSEQUENTIAL  DAMAGES  OR FOR LOSS OF  ANTICIPATED

PROFITS   ON  ANY   CLAIM  OF  ANY   KIND   RESULTING   FROM  ANY   PERFORMANCE,
NON-PERFORMANCE, OR BREACH OF THIS AGREEMENT OR OF THE LANDERS HORIZONTAL TECHNOLOGY.

26.  NO  WARRANTY.  NO  WARRANTY  IS GIVEN  THAT THE  TECHNOLOGY  WILL  INCREASE
     -------------
PRODUCTION ON ANY GIVEN WELL.

27.  Landers Warranty.  Landers will warrant the following: That he is the owner
     -----------------
of and has the rights to License the Horizontal Drilling Technology embodied in United States Patent #5413184 and #5853056.

28.  Venue.  The venue for any action  arising  out of any  dispute  between the
     ------
parties to this Agreement shall be Kentucky.

29.  Entire  Agreement.  This  Agreement  shall  constitute  the entire  License
     ------------------
Agreement between Landers and Licensee regarding the license of the Landers Horizontal Technology by Landers to Licensee, and any prior understanding or representation of any kind preceding the date of this Agreement and regarding the license of the Landers Horizontal Technology shall not be binding upon either party except to the extent incorporated in this Agreement.

30.  Modification of Agreement. Any modification of this Agreement or additional
     --------------------------
obligations assumed by either party in connection with this Agreement shall be binding only if placed in writing and signed by each party or an authorized representative of each party.

31.  No Waiver. The failure of either party to this Agreement to insist upon the
     ----------
performance of any of the terms and conditions of this Agreement or the waiver of any breach of any of the terms and conditions of this Agreement shall not be construed as thereafter waiving any such terms and conditions, but the same shall continue and remain if full force and effect as if no such forbearance or waiver had occurred.

32.  Tax.  All prices  are  exclusive  of any  Federal,  State or Special  Taxes
     ----
imposed on the sale or use of the Landers Horizontal Technology, merchandise and services listed, which taxes, where applicable to Licensee, will solely be Licensee's responsibility and borne by Licensee.

33.  Authority.  Each  individual  signing  this  Agreement  on  behalf  of  the
     ----------
corporation or partnership represents that she or he has the necessary authority to execute this Agreement on behalf of such entity, and that in the case of a corporation, all necessary corporate action has been taken approving the execution of this Agreement.

34.  No Guarantee on  Performance.  All parties agree success of this technology
     -----------------------------
is not guaranteed on every well or in every formation or strata. Drilling for oil and gas is a risky endeavor. It has been found that performance of this technology is improved when utilized in appropriate formations or stratum with appropriate downhole pressures and conditions at appropriate depths. The depth



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of wells should not exceed 5800' (five thousand eight hundred feet). Performance of the Technology is improved with appropriate well preparation, e.g. scraping of the tubing and casing, concerning which detailed instructions have been given to Licensee. The success of this Technology is greatly diminished on deviated wells. It is further understood that Landers has strongly recommended that after the Technology is utilized on a well that clean up of the well formation/strata is necessary for optimal production. Landers has not represented the Technology under any circumstances beyond these limitations. The use of abrasives or acids is not approved with this equipment.



     IN WITNESS WHEREOF, the parties have subscribed their names and signatures effective upon the date first written above.



LANDERS.




--------------------------------
Carl W. Landers





-------------------------------             ----------------------------------
Verdisys, Inc                               Dan Williams, CEO






















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                                   EXHIBIT "A"


LANDERS HORIZONTAL TECHNOLOGY DOWNHOLE EQUIPMENT consists of:

          1.   Downhole Motors w/wing
          2.   Flex Shafts
          3.   Casing Cutting Implements
          4.   High Pressure Nozzles
          5.   4" Elbows Complete
          6.   5" Elbows Complete
          7.   7" Elbows Complete
          8.   High Pressure Downhole Filter
          9.   Riser


     Licensee agrees and acknowledges that the Downhole Equipment is to be licensed and that the Downhole Equipment is referred to as the Landers Horizontal Technology.

     Licensee agrees and acknowledges that all Downhole Equipment consisting of: the riser, nozzle(s), downhole motor(s) with wing, drill bit(s), flex shaft(s), 4" elbow(s), 5" elbow(s), 7" elbow(s), one way valve(s), filter(s), hose(s), and any Downhole Equipment now in research and development or developed in the future for use in or on the Device, listed as or used as Downhole Equipment, shall always remain the property of Landers regardless of who designs, develops or pays to have it built, manufactured, or fabricated.

     Licensee agrees and acknowledges that the license/royalty fee covers use only of the Downhole Equipment and not ownership of it and upon termination of this agreement according to its terms, Licensee will cease from further use of the Downhole Equipment and return all the Downhole Equipment to Landers.





















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






                                   EXHIBIT "B"

Verdisys Payment Terms to Landers

1.   3/21/03 - $25,000.00 earnest for contract negotiations
2.   4/30/03 or before - $75,000.00 down payment
3.   5/31/03 - $75,000.00
4.   6/30/03 - $75,000.00
5.   7/31/03 - $100,000.00
6.   8/31/03 - $125,000.00
7.   9/30/03 - $125,000.00
8.   10/31/03 - $175,000.00
9.   11/30/03 - $250,000.00
10.  12/31/03 - $500,000.00

Total received by Landers in 2003 $1,525,000.00

11.  1/31/04 - $500,000.00
12.  2/28/04 - $500,000.00
13.  3/31/04 - $445,000.00; total for this month includes $222,000.00 (8%)
     simple interest

Total paid to Landers $2,970,000.00 (12 month payout).
























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